Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund and Fidelity® Mid Cap Enhanced Index Fund
October 30, 2018
Prospectus

Patrick Waddell no longer serves as a senior portfolio manager of the funds.

GEI-19-01 1.857348.125	April 25, 2019